UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 12, 2010

LIHUA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Lihua Holdings Limited
Houxiang Five-Star Industry District
Danyang City, Jiangsu Province
212312, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 (511) 8631 7399
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On July 9, 2010, the Board of Directors of Lihua International, Inc. (the “Company”), after consultation with and upon recommendation from the Audit Committee of the Board of Directors of the Company, concluded the Company’s previously issued audited financial statements for the twelve months ended December 31, 2009,  included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2010 and the Company’s previously issued unaudited financial statements for the three months ended March 31, 2010,  included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2010 should no longer be relied upon and that disclosure should be made and action should be taken to prevent future reliance. The Company will restate its financial statements for the year ended December 31, 2009 and the three months ended March 31, 2010. The sole purpose of the restatement is to reclassify the accounting treatment of warrants with respect to the Company’s deemed functional currency.

In light of recent prevailing practices in determining the functional currency of a listed investment holding parent company where the parent is established outside the jurisdiction in which its subsidiaries operate, the Company’s management, in consultation with the Company’s Audit Committee, concluded that the Company’s accounting treatment for warrants should be modified.  This modification of accounting treatment was raised in light of the guidance provided in ASC 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity” (formerly EITF No. 07-5, “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock”), which has been effective from January 1, 2009. In particular, the Company has considered the guidance in ASC 815-40-15-7I (formerly paragraph 19 of EITF No. 07-5) regarding the Company’s exposure to changes in currency exchange rates. Previously, the Company believed that its warrants qualified for equity accounting because they contained no contingent exercise provision and the warrants had fixed strike prices. However, after further consideration of the Company’s functional currency, the Company has concluded that since the Company is an investment holding company and does not derive any operating revenue on its own, its functional currency should be Renminbi (the Chinese lawful currency), which is also the functional currency of its operating subsidiaries located in China.  Therefore, management has concluded that the Company’s warrants should not be considered indexed to the Company’s stock because the warrants are denominated in U.S. Dollars, which is different from the Company’s functional currency, Renminbi .  Accordingly, the Company has determined to reclassify its warrants as derivative liabilities and any changes in their fair value up to the earlier of the date of exercise or the reporting date should be reported in earnings.

Based on the Company’s calculations and assessment of the materiality of the amounts to be reclassified, the Company has concluded that its previously filed Form 10-K for the year ended December 31, 2009 and  previously filed Form 10-Q for the three months ended March 31, 2010 period require restatement and an amended Form 10-K and Form 10-Q are being filed concurrently with this Current Report on Form 8-K.

The Company, which includes the Audit Committee of the Board of Directors, has discussed the foregoing matters with the Company’s independent registered public accounting firm, AGCA, Inc., who concurs with the restatement. The Audit Committee has authorized and directed that the officers of the Company take the appropriate and necessary actions to restate the Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

The following tables present the effects of the restatement to properly account for the above warrants as derivative liabilities instead of equity on the Company’s consolidated balance sheets and statements of income as of and for the year ended December 31, 2009 and for the three months ended March 31, 2010:

	As previously reported	Increase (decrease)	As restated
Consolidated Balance Sheet As Of December 31, 2009
Derivative liabilities	$-	$14,275,483	$14,275,483
Total current liabilities	$9,385,521	$14,275,483	$23,661,004
Additional paid-in capital	$39,921,717	$(11,228,905)	$28,692,812
Retained earnings	$33,826,885	$(3,046,578)	$30,780,307
Total shareholders’ equity	$81,781,242	$(14,275,483)	$67,505,759

Consolidated Statement of Income and Comprehensive Income For the Year Ended December 31, 2009
Loss on change in fair value of warrants classified as derivatives	$8,831,161	$3,046,180	$11,877,341
Loss on extinguishment of warrant liabilities	$-	$398	$398
Total other expenses, net	$8,491,855	$3,046,578	$11,538,433
Income before income taxes	$22,026,923	$(3,046,578)	$18,980,345
Net income	$16,779,276	$(3,046,578)	$13,732,698
Comprehensive income	$16,837,029	$(3,046,578)	$13,790,451
Net income per share – basic	$0.94		$0.77
Net income per share – diluted	$0.88		$0.72

	As previously reported	Increase (decrease)	As restated
Consolidated Balance Sheet As Of March 31, 2010
Derivative liabilities	$-	$8,028,100	$8,028,100
Total current liabilities	$11,851,358	$8,028,100	$19,879,458
Additional paid-in capital	$42,472,264	$(6,462,745)	$36,009,519
Retained earnings	$40,403,362	$(1,565,355)	$38,838,007
Total shareholders’ equity	$91,755,650	$(8,028,100)	$83,727,550

Consolidated Statement of Income and Comprehensive Income For the Three Months Ended March 31, 2010
Gain on change in fair value of warrants classified as derivatives	$-	$1,345,854	$1,345,854
Gain on extinguishment of warrant liabilities	$-	$135,369	$135,369
Total other income, net	$4,181	$1,481,223	$1,485,404
Income before income taxes	$10,080,985	$1,481,223	$11,562,208
Net income	$7,375,335	$1,481,223	$8,856,558
Comprehensive income	$7,423,791	$1,481,223	$8,905,014
Net income per share – basic	$0.29		$0.35
Net income per share – diluted	$0.28		$0.34

ITEM 8.01 OTHER EVENTS.

On July 12, 2010 the Company issued a press release regarding the restatement of our financial statements as discussed above.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1	Press Release dated July 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIHUA INTERNATIONAL, INC.

By:	/s/ Jianhua Zhu
Name: Jianhua Zhu
Title: Chief Executive Officer

Dated: July 12, 2010